July 3, 2002


               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                            Supplement to Prospectus
                               dated May 1, 2002


     Effective July 2, 2002, Paul Hilton has been appointed primary portfolio manager of the Fund with respect to its areas of social concern. Accordingly, the section of the Fund's Prospectus entitled "Management" is amended by adding the following:

     "Paul Hilton is the fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has been employed by Dreyfus since July 2002. From August 1998 through April 2001, he was a portfolio manager for Dreyfus. Since leaving Dreyfus in April 2001, Mr. Hilton has been employed outside of the mutual fund industry and is currently pursuing a Masters of Education degree. From April 1997 through August 1998, he was a research analyst in the social awareness investment program at Smith Barney Asset Management, a division of Travelers Group".

     The paragraph concerning Lincoln Carnam in this section is deleted, since he is no longer associated with The Dreyfus Corporation ("Dreyfus").

     On May 22, 2002, the Fund's Board of Directors and Dreyfus, the Fund's investment adviser, notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the Fund, pursuant to the terms of the Agreement. Effective that day, Dreyfus assumed day-to-day portfolio management responsibility for the Fund and Emerson Tuttle became the Fund's new primary portfolio manager with respect to selection of portfolio securities.

     Mr. Tuttle has been employed by Dreyfus since January 2002. He also is senior vice president and chief investment officer of Mellon Growth Advisors, an affiliate of Dreyfus. Prior to joining Mellon Growth Advisors in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.






================================================================================



                                                            July 3, 2002



               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

               Supplement to Statement of Additional Information
                               dated May 1, 2002


     Effective July 2, 2002, Paul Hilton has been appointed primary portfolio manager of the Fund with respect to its areas of social concern. Jermain Hall has been appointed as an additional portfolio manager of the Fund with respect to its areas of social concern.

     On May 22, 2002, the Fund's Board of Directors and The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the Fund, pursuant to the terms of the Agreement. Effective that day, Dreyfus assumed day-to-day portfolio management responsibility for the Fund and Emerson Tuttle became the Fund's new primary portfolio manager with respect to selection of portfolio securities. Leigh Todd and Barry Mills have been appointed as additional portfolio managers of the Fund with respect to selection of portfolio securities.